Exhibit 21.1
JPMorgan Chase & Co.
List of subsidiaries
JPMorgan Chase had the following subsidiaries at December 31, 2008:

		Percentage of voting
	Organized under the	securities owned by
Name	the laws of	immediate parent

Banc One Building Management Corporation	Wisconsin	100
Banc One Capital Holdings LLC	Delaware	100
BOCP Holdings Corporation	Ohio	100
Banc One Capital Partners IV, Ltd.	Ohio	100
Banc One Capital Partners VIII, Ltd.	Ohio	83
BOCP Energy Partners, L.P.	Ohio	95
Banc One Stonehenge Capital Fund Wisconsin, LLC	Delaware	100
BOCF, LLC	Delaware	100
BOCNY, LLC	Delaware	100
JPM Mezzanine Capital, LLC	Delaware	100
Chase Investment Services Corp.	Delaware	100
Banc One Deferred Benefits Corporation	Ohio	98
Banc One Financial LLC	Delaware	100
JPMorgan Capital Corporation	Delaware	100
Bank One Investment Corporation	Delaware	100
OEP Holding Corporation	Delaware	100
Banc One Equity Capital Fund II, L.L.C.	Delaware	99.5
Banc One Equity Capital II, L.L.C.	Delaware	100
One Equity Partners II, L.P.	Cayman Islands	99.9	(1)
One Equity Partners III, L.P.	Cayman Islands	99.7
One Equity Partners LLC	Delaware	99.9	(2)
First Chicago Capital Corporation	Delaware	100
JPMorgan Capital (Canada) Corp.	Canada	100
One Mortgage Partners Corp.	Vermont	100
First Chicago Leasing Corporation	Delaware	100
First Chicago Lease Holdings, Inc.	Delaware	100
Palo Verde Leasing Corporation	Delaware	100
First Chicago Lease Investments, Inc.	Delaware	100
FM Holdings I, Inc.	Delaware	100
GHML Holdings I, Inc.	Delaware	100
GHML Holdings II, Inc.	Delaware	100
GTC Fund III Holdings, Inc.	Delaware	100
GTC Fund IV Holdings, Inc.	Delaware	100
GTC Fund V Holdings, Inc.	Delaware	100
JPMorgan Housing Corporation	Delaware	100
Cooper Project, L.L.C.	Delaware	100
J.P. Morgan Structured Fund Management SAS	France	100
Protech Tax Credit Fund II, LLC	United States	0.01	(3)
NLTC Fund Holdings I, Inc.	Delaware	100
OX FCL Two, Inc.	Delaware	100
SAHP 130 Holdings, Inc.	Delaware	100
Banc One Neighborhood Development Corporation	Ohio	100
BOI Leasing Corporation	Indiana	100
Bridge Acquisition Holdings, Inc.	Delaware	100
CCC Holding Inc.	Delaware	100
Chase Commercial Corporation	Delaware	100
Chase Capital Holding Corporation	Delaware	100
Chase Capital Corporation	Delaware	100
Chase Capital Credit Corporation	Delaware	100
Chase Lincoln First Commercial Corporation	Delaware	100
Chase Manhattan Realty Leasing Corporation	New York	100

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

Palo Verde 1-PNM August 50 Corporation	Delaware	100
Palo Verde 1-PNM December 75 Corporation	Delaware	100
PV2-APS 150 Corporation	Delaware	100
PV2-PNM December 35 Corporation	Delaware	100
Chatham Ventures, Inc.	New York	100
J.P. Morgan Partners (BHCA), L.P.	California	80	(4)
CVCA, LLC	Delaware	100
Chemical Equity Incorporated	New York	100
Chemical Investments, Inc.	Delaware	100
Clintstone Properties Inc.	New York	100
CMRCC, Inc.	New York	100
Credit Markets Investment Corporation	Delaware	100
Custodial Trust Company	New Jersey	99
Hambrecht & Quist California	California	100
H&Q Holdings Inc.	Delaware	100
Hatherley Insurance Ltd.	Bermuda	100
Homesales, Inc.	Delaware	100
J.P. Morgan Capital Financing Limited	England	100
Aldermanbury Investments Limited	England	100
J.P. Morgan Chase International Financing Limited	England	100
Robert Fleming Holdings Limited	England	100
Robert Fleming Investment Trust Limited	England	100
J.P. Morgan Chase Community Development Corporation	Delaware	100
J.P. Morgan Chase National Corporate Services, Inc.	New York	100
J.P. Morgan Corporate Services Limited	England	100
Robert Fleming Holdings Inc.	Delaware	100
J.P. Morgan Equity Holdings, Inc.	Delaware	100
CMC Holding Delaware Inc.	Delaware	100
Chase Bank USA, National Association	United States	100
Chase BankCard Services, Inc.	Delaware	100
J.P. Morgan Investor Services Co.	Delaware	100
Ixe Tarjetas, S.A. de C.V., Sociedad Financiera de Objeto Multiple, Entidad Regulada	Mexico	50	(5)
J.P. Morgan Trust Company of Delaware	Delaware	100
JPMorgan Bank and Trust Company, National Association	United States	100
JPM Capital Corporation	Delaware	100
JPMC Wind Assignor Corporation	Delaware	100
JPMC Wind Investment LLC	Delaware	49.995	(6)
J.P. Morgan Finance Holdings (Japan) LLC	Delaware	100
J.P. Morgan Finance Japan YK	Japan	100
J.P. Morgan Funding Corp.	England	99.99	(7)
J.P. Morgan Futures Inc.	Delaware	100
J.P. Morgan GT Corporation	Delaware	100
J.P. Morgan Insurance Holdings, L.L.C.	Arizona	100
Banc One Insurance Company	Vermont	100
Chase Insurance Agency, Inc.	Wisconsin	100
J.P. Morgan International Holdings LLC	Delaware	100
J.P. Morgan Trust Company (Bahamas) Limited	Bahamas, The	100
J.P. Morgan Trust Company (Cayman) Limited	Cayman Islands	100
JPMAC Holdings Inc.	Delaware	100
J.P. Morgan Invest Holdings LLC	Delaware	100
J.P. Morgan Retirement Plan Services LLC	Delaware	100
J.P. Morgan Partners (23A Manager), Inc.	Delaware	100
J.P. Morgan Private Investments Inc.	Delaware	100
J.P. Morgan Securities Inc.	Delaware	100
J.P. Morgan Clearing Corp.	Delaware	100
J.P. Morgan Services Asia Holdings, Inc.	Delaware	100
J.P. Morgan Services Asia Holdings Limited	Mauritius	100
J.P. Morgan Services India Private Limited	India	99.99957515	(8)
J.P. Morgan Services Inc.	Delaware	100
JPM International Consumer Holding Inc.	Delaware	100
Brysam Global Partners, L.P.	Cayman Islands	98.0392
Brysam BPO Ltd	Mauritius	100
Brysam Mexico II, LLC	Delaware	100
JPMorgan Asset Management Holdings Inc.	Delaware	100
Highbridge Capital Management, LLC	Delaware	77.5

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

Highbridge Capital Management (Hong Kong), Limited	Hong Kong	100
Highbridge Capital Management (UK), Ltd.	England	100
Highbridge Principal Strategies, LLC	Delaware	100
Highbridge Principal Strategies (UK) I, Ltd	England	100
Highbridge Principal Strategies (UK), LLP	England	50	(9)
J.P. Morgan Alternative Asset Management, Inc.	Delaware	100
J.P. Morgan Investment Management Inc.	Delaware	100
JPMorgan Global Absolute Return Strategy Fund, LLC	Delaware	100
JPMorgan Asset Management (Asia) Inc.	Delaware	100
JF Asset Management (Singapore) Limited	Singapore	100
JF Asset Management Limited	Hong Kong	99.99998	(10)
JPMorgan Funds (Asia) Limited	Hong Kong	99.9999998	(11)
JPMorgan Asset Management (Taiwan) Limited	Taiwan	100
JPMorgan Asset Management (Japan) Limited	Japan	100
JPMorgan Funds (Taiwan) Limited	Taiwan	100
JPMorgan Asset Management (Canada) Inc.	Canada	100
JPMorgan Asset Management International Limited	England	100
JPMorgan Asset Management Holdings (UK) Limited	England	100
JPMorgan Asset Management (UK) Limited	England	100
JPMorgan Asset Management Holdings (Luxembourg) S.à r.l.	Luxembourg	100
JPMorgan Asset Management (Europe) S.à r.l.	Luxembourg	100
JPMorgan Asset Management Societa di Gestione del Risparmio SpA	Italy	99.9	(12)
JPMorgan Asset Management Luxembourg S.A.	Luxembourg	99.99	(13)
JPMorgan Asset Management Advisory Company S.à r.l.	Luxembourg	99.97	(14)
JPMorgan Asset Management Marketing Limited	England	100
JPMorgan Equity Plan Managers Limited	England	100
JPMorgan Funds Limited	Scotland	100
Save & Prosper Insurance Limited	England	100
Save & Prosper Pensions Limited	England	100
JPMorgan Investments Limited	England	100
JPMorgan Life Limited	England	100
JPMorgan LDHES LLC	Delaware	100
Security Capital Research & Management Incorporated	Delaware	100
JPMorgan Chase Bank, Dearborn	Michigan	100
JPMorgan Chase Bank, National Association	United States	100
Banc One Acceptance Corporation	Ohio	100
Banc One Arizona Leasing Corporation	Arizona	100
Banc One Building Corporation	Illinois	100
Banc One Community Development Corporation	Delaware	100
Protech Tax Credit Fund III, LLC	United States	0.01	(15)
Banc One Equipment Finance, Inc.	Indiana	100
Banc One Kentucky Leasing Corporation	Kentucky	100
Banc One Kentucky Vehicle Leasing Company	Kentucky	100
Banc One National Processing Corporation	Delaware	100
Banc One Real Estate Investment Corp.	Delaware	100
Bank One Education Finance Corporation	Ohio	100
Bank One Equity Investors - BIDCO, Inc.	Louisiana	100
Bear Stearns Commercial Mortgage, Inc.	New York	100
Bear Stearns Credit Products Inc.	Delaware	100
Bear Stearns Forex Inc.	Delaware	100
Bear Stearns Mortgage Capital Corporation	Delaware	100
Bear, Stearns Funding, Inc.	Delaware	100
Blue Box Holdings Inc.	Delaware	100
BOC Southeast Holdings Company	Delaware	100
BOILL IHC, Inc.	Nevada	100
Chase BankCard LLC	Delaware	100
BONA Capital I, LLC	Delaware	100
BONA Capital II, LLC	Delaware	100
BOTAC, Inc.	Nevada	100
California Reconveyance Company	California	100
Cedar Hill International Corp.	Delaware	100
Chase Auto Finance Corp.	Delaware	100
Chase Community Development Corporation	Delaware	100
Chase Equipment Leasing Inc.	Ohio	100
Chase Funding Corporation	Delaware	100

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

Chase Home Finance Inc.	Delaware	100
Chase Home Finance LLC	Delaware	100
Chase Mortgage Holdings, Inc.	Delaware	100
Chase New Markets Corporation	Delaware	100
Chase Preferred Capital Corporation	Delaware	100
CPCC Delaware Statutory Trust	Delaware	100
CPCC Texas Limited Partnership	Texas	99.5	(16)
CPCC Massachusetts Business Trust	Massachusetts	100
Chase Student Loan Services, Inc.	Delaware	100
Collegiate Funding Services, L.L.C.	Virginia	100
CFS Servicing, LLC	Delaware	100
Chase Student Loan Servicing, LLC	United States	100
Chase Student Loans, Inc.	United States	100
Collegiate Funding of Delaware, L.L.C.	United States	100
Collegiate Funding Services Education Loan Trust 2003A	United States	100
Collegiate Funding Services Education Loan Trust 2003B	United States	100
Collegiate Funding Services Education Loan Trust 2004A	United States	100
Collegiate Funding Services Education Loan Trust 2005A	United States	100
Collegiate Funding Services Education Loan Trust 2005B	United States	100
Chase Ventures Holdings, Inc.	United States	100
Commercial Loan Partners L.P.	United States	58.6275	(17)
Cross Country Insurance Company	United States	100
CSL Leasing, Inc.	United States	100
DNT Asset Trust	United States	100
Ventures Business Trust	United States	100
FA Out-of-State Holdings, Inc.	United States	100
Ahmanson Marketing, Inc.	United States	100
FA California Aircraft Holding Corp.	United States	100
Pacific Centre Associates LLC	United States	54.86	(18)
WMRP Delaware Holdings LLC	United States	97.84	(19)
Irvine Corporate Center, Inc.	United States	100
Rivergrade Investment Corp.	United States	32.8	(20)
Savings of America, Inc.	United States	100
WaMu Insurance Services, Inc.	United States	100
Washington Mutual Community Development, Inc.	United States	100
FC Energy Finance I, Inc.	United States	100
FC Energy Finance II, Inc.	United States	100
FDC Offer Corporation	United States	100
Paymentech, Inc.	United States	100
FNBC Leasing Corporation	United States	100
ICIB Fund I Holdings, Inc.	United States	100
Georgetown/Chase Phase I LLC	United States	99	(21)
Georgetown/Chase Phase II, LLC	United States	99	(22)
Harvest Opportunity Holdings Corp.	United States	100
HCP Properties, Inc.	United States	100
J.P. Morgan Electronic Financial Services, Inc.	United States	100
J.P. Morgan International Inc.	United States	100
Bank One International Holdings Corporation	United States	100
Bank One Europe Limited	England	100
J.P. Morgan International Finance Limited	United States	100
Banco J.P. Morgan S.A.	Brazil	99.27	(23)
J.P. Morgan Corretora de Cambio e Valores Mobiliarios S.A.	Brazil	100
J.P. Morgan S.A. Distribuidora de Titulos e Valores Mobiliarios	Brazil	100
BOL (C) II, Inc.	Delaware	100
BOL Canada II Sub, Inc.	United States	100
BOL Canada II Trust	United States	100
BO Leasing II ULC	Canada	100
BOL Canada I, Inc.	United States	100
BOL Canada I Sub, Inc.	United States	100
BO Leasing I ULC	Canada	100
BOL Canada III, Inc.	United States	100
BOL Canada III Sub, Inc.	United States	100
BO Leasing III ULC	Canada	100
Brysam Global Partners (AV-1), L.P.	Cayman Islands	98.0392
AEF, LLC	United States	100

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

Apoyo Economico Familiar, S.de R.L. de C.V.	Mexico	100
CB “J.P. Morgan Bank International” (LLC)	Russia	99	(24)
Chase Manhattan Holdings Limitada	Brazil	99.99
Dearborn Merchant Services, Inc	Canada	100
Chase Paymentech Solutions	Canada	51	(25)
First Data/Paymentech Canada Partner ULC	Canada	100
Inversiones J.P. Morgan Limitada	Chile	99.942	(26)
J.P. Morgan (Suisse) SA	Switzerland	100
J.P. Morgan Bank (Ireland) plc	Ireland	100
J.P. Morgan Administration Services (Ireland) Limited	Ireland	100
JPMorgan Hedge Fund Services (Ireland) Limited	Ireland	100
J.P. Morgan Bank Canada	Canada	100
J.P. Morgan Bank Luxembourg S.A.	Luxembourg	99.99	(27)
J.P. Morgan Beteiligungs- und Verwaltungsgesellschaft mbH	Germany	99.8	(28)
J.P. Morgan AG	Germany	100
J.P. Morgan Capital Holdings Limited	England	72.727	(29)
J.P. Morgan Chase (UK) Holdings Limited	England	100
J.P. Morgan Chase International Holdings	England	100
J.P. Morgan EU Holdings Limited	England	100
J.P. Morgan Equities Limited	South Africa	100
J.P. Morgan Europe Limited	England	100
Crosby Sterling (Holdings) Limited	England	79	(30)
J.P. Morgan Markets LLP	England	36.02	(31)
J.P. Morgan Chase Finance Limited	England	65	(32)
JPMorgan Cazenove Holdings	England	50.01
J.P. Morgan Securities Ltd.	England	98.947	(33)
J.P. Morgan Securities Ltd. - Milan Branch	Italy	100
Morgan Property Development Company Limited	England	100
Robert Fleming (Overseas) Number 2 Limited	England	100
J.P. Morgan plc	England	100
J.P. Morgan Holdings B.V.	Netherlands	100
J.P. Morgan Chase Bank Berhad	Malaysia	100
J.P. Morgan Chile Limitada	Chile	99.8	(34)
J.P. Morgan Funding South East Asia Private Limited	Singapore	100
J.P. Morgan (S.E.A.) Limited	Singapore	100
J.P. Morgan Grupo Financiero S.A. De C.V.	Mexico	99.66	(35)
Banco J.P. Morgan S.A., Institucion de Banca Multiple, J.P. Morgan Grupo Financiero	Mexico	99.99	(36)
Banco J.P. Morgan Socio Liquidador	Mexico	100
J.P. Morgan Casa de Bolsa, S.A. de C.V., J.P. Morgan Grupo Financiero	Mexico	99.99	(37)
J.P. Morgan Servicios, S.A. de C.V., J.P. Morgan Grupo Financiero	Mexico	99	(38)
J.P. Morgan Holdings (Hong Kong) Limited	Hong Kong	99.8	(39)
Copthall Mauritius Investment Limited	Mauritius	100
J.P. Morgan Futures (Korea) Limited	Korea, South	100
J.P. Morgan Securities (Far East) Limited	Hong Kong	99.9999999	(40)
J.P. Morgan Broking (Hong Kong) Limited	Hong Kong	99.99999	(41)
J.P. Morgan Futures Co., Limited	China, Peoples Republic of	49
J.P. Morgan International Derivatives Ltd.	Jersey	100
J.P. Morgan International Holdings Limited	Cayman Islands	100
J.P. Morgan India Securities Holdings Limited	Mauritius	55.714	(42)
J.P. Morgan India Private Limited	India	99.9999726	(43)
J.P. Morgan Indonesia Holdings (B.V.I.) Limited	British Virgin Islands	100
J.P. Morgan Securities Singapore Private Limited	Singapore	100
J.P. Morgan Securities Thailand Holdings Limited	British Virgin Islands	100
PGW Limited	Thailand	99.9997
JPMorgan Securities (Thailand) Limited	Thailand	50.100001	(44)
Jadeling Malaysia Holdings Limited	British Virgin Islands	100
JPMorgan Securities (Malaysia) Sdn. Bhd.	Malaysia	100
J.P. Morgan Investimentos e Financas Ltda.	Brazil	99.79	(45)
J.P. Morgan Luxembourg International S.à r.l.	Luxembourg	100
J.P. Morgan Malaysia Ltd.	Malaysia	100
J.P. Morgan Overseas Capital Corporation	United States	100
J.P. Morgan Australia Group Pty Limited	Australia	100
J.P. Morgan Operations Australia Limited	Australia	100
J.P. Morgan Administrative Services Australia Limited	Australia	100
J.P. Morgan Australia Limited	Australia	100

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

J.P. Morgan Portfolio Services Limited	Australia	100
JFOM Pty Limited	Australia	100
OMG Australia Pty Limited	Australia	100
J.P. Morgan Securities Australia Limited	Australia	100
JPMorgan Investments Australia Limited	Australia	100
J.P. Morgan Markets Australia Pty Limited	Australia	100
J.P. Morgan Espana S.A.	Spain	100
J.P. Morgan International Bank Limited	England	100
J.P. Morgan Securities Canada Inc.	Canada	100
J.P. Morgan Whitefriars Inc.	United States	100
J.P. Morgan Whitefriars (UK)	England	99.99	(46)
JPMorgan Corporacion Financiera S.A.	Colombia	90	(47)
PT J.P. Morgan Securities Indonesia	Indonesia	42.5	(48)
J.P. Morgan Pakistan Broking (Private) Limited	Pakistan	99.999
J.P. Morgan Partners (CMB Reg K GP), Inc.	United States	100
J.P. Morgan Saudi Arabia Limited	Saudi Arabia	95	(49)
J.P. Morgan Securities (C.I.) Limited	Jersey	100
J.P. Morgan (Jersey) Limited	Jersey	100
J.P. Morgan Securities (Taiwan) Limited	Taiwan	72.3	(50)
J.P. Morgan Securities Asia Private Limited	Singapore	100
J.P. Morgan Securities Holdings (Hong Kong) Limited	Hong Kong	86.38172	(51)
J.P. Morgan Securities (Asia Pacific) Limited	Hong Kong	99.99999	(52)
J.P. Morgan Securities Holdings (Caymans) Limited	Cayman Islands	99.9999	(53)
J.P. Morgan Securities India Private Limited	India	89.99999	(54)
J.P. Morgan Securities Philippines, Inc.	Philippines	99.9997
J.P. Morgan Securities South Africa (Proprietary) Limited	South Africa	100
JPMorgan Administration Services (Proprietary) Limited	South Africa	100
J.P. Morgan Structured Products B.V.	Netherlands	100
J.P. Morgan Trust Company (Jersey) Limited	Jersey	100
JPMorgan Holdings (Japan) LLC	United States	100
JPMorgan Securities Japan Co., Ltd.	Japan	85.042735	(55)
Bear Stearns (Japan), LLC	United States	100
JPMorgan Trust Bank Limited	Japan	72.1625613	(56)
Norchem Holdings e Negocios S.A.	Brazil	48.97	(57)
NorChem Participacoes e Consultoria S.A.	Brazil	50
Vastera Bermuda LP	Bermuda	99.99	(58)
Vastera Netherlands B.V.	Netherlands	100
J.P. Morgan Mortgage Acquisition Corp.	United States	100
J.P. Morgan Treasury Technologies Corporation	United States	100
JPMorgan Chase Bank (China) Company Limited	China, Peoples Republic of	100
JPMorgan Chase Bank, N.A. - Asia Pacific Area Office	Hong Kong	0
JPMorgan Chase Vastera Inc.	United States	100
JPMorgan Chase Vastera Professional Services Inc.	United States	100
JPMorgan Investment Advisors Inc.	United States	100
JPMorgan Xign Corporation	United States	100
Manufacturers Hanover Leasing International Corp.	United States	100
Meliora Holding Corp.	United States	100
Pike Street Holdings, Inc.	United States	100
Providian Bancorp Services	United States	100
Seafair Securities Holding Corp.	United States	100
Second and Union, LLC	United States	100
South Cutler Corporation	United States	100
Stockton Plaza, Incorporated	United States	100
Washington Mutual Brokerage Holdings, Inc.	United States	100
WaMu Investments, Inc.	United States	100
Washington Mutual Mortgage Securities Corp.	United States	100
WM Marion Holdings, LLC	United States	100
Cranbrook Real Estate Investment Trust	United States	100
Washington Mutual Preferred Funding LLC	United States	100
WM Specialty Mortgage LLC	United States	100
WM Winslow Funding LLC	United States	100
WMB Baker LLC	United States	100
WMICC Delaware Holdings LLC	United States	100
JPMorgan Chase Funding Inc.	United States	100
J.P. Morgan Ventures Energy Corporation	United States	100

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

BE Investment Holding Inc.	United States	100
Arroyo Energy Investors LLC	United States	100
Argonaut Power LP	United States	99	(59)
Arroyo DP Holding LP	United States	100
Brush Gas Holdings, LLC	United States	99	(60)
Central Power Holdings LP	United States	100
Okwari CB Holdings LP	United States	100
Okwari UCF LP	United States	100
Thermo Holdings LP	United States	100
JPMorgan Ventures Energy (Asia) Pte Ltd	Singapore	100
PropPartners Master Fund L.P.	Cayman Islands	99.9	(61)
JPMorgan Distribution Services, Inc.	United States	100
JPMorgan Funds Management, Inc.	United States	100
JPMorgan Private Capital Asia Corp.	United States	100
JPMorgan Private Capital Asia General Partner, L.P.	Cayman Islands	100
JPMorgan Private Capital Asia Fund I, L.P.	Cayman Islands	100
JPMorgan PCA Holdings (Mauritius) I Limited	Mauritius	100
JPMorgan Securities Holdings LLC	United States	100
J.P. Morgan Commercial Mortgage Investment Corp.	United States	100
J.P. Morgan Institutional Investments Inc.	United States	100
Neovest, Inc.	United States	100
JPMorgan Special Situations Asia Corporation	United States	100
JPMorgan Mauritius Holdings VI Limited	Mauritius	100
Harbour Victoria Investment Holdings Limited	Mauritius	100
Indocean Financial Holding Limited	Mauritius	100
JPMorgan Mauritius Holdings II Limited	Mauritius	100
JPMorgan Mauritius Holdings IV Limited	Mauritius	100
JPMorgan Mauritius Holdings VII Limited	Mauritius	100
JPMorgan Special Situations (Mauritius) Limited	Mauritius	100
J.P. Morgan Advisors India Private Limited	India	99.9999995	(62)
Magenta Magic Limited	British Virgin Islands	100
J.P. Morgan Partners, LLC	United States	100
JPMP Capital, LLC	United States	100
J.P. Morgan Capital, L.P.	United States	99.5	(63)
J.P. Morgan Investment Holdings, LLC	United States	100
JPMCC Belgium S.P.R.L.	Belgium	100
JPMCC Belgium (SCA)	United States	100
J.P. Morgan Partnership Capital Corporation	United States	100
J.P. Morgan Partnership Investment Corporation	United States	100
Peabody Real Estate Partnership Corporation	United States	100
The Peabody Fund Consultants, Inc.	United States	100
JPMREP Holding Corporation	United States	100
JPMorgan Real Estate Partners, L.P.	United States	99.9	(64)
PIM Commons, LLC	United States	100
Patriot-JPM Conti Charlotte Holdings, LLC	United States	90
PIM/KMG Norwood, LLC	United States	80
PIM/Waterton Portland Hotel, LLC	United States	85
PIM Winchester, LLC	United States	100
LabMorgan Corporation	United States	100
LabMorgan Investment Corporation	United States	100
MorServ, Inc.	United States	100
NBD Community Development Corporation	United States	100
Offshore Equities, Inc.	United States	100
Park Assurance Company	United States	100
Special Situations Investing Inc.	United States	100
The Bear Stearns Companies LLC	United States	100
383 Corporate Funding Inc.	United States	100
383 Corporate Funding LLC	United States	100
Arctos Partners Inc.	United States	100
Bear Growth Capital Partners, LP	United States	100
Bear Hunter Holdings LLC	United States	59.63	(65)
Bear Stearns Asset Management Inc.	United States	100
Bear Stearns Access Fund III, L.P.	United States	1	(66)
Bear Stearns Access Fund IV, L.P.	United States	1	(67)
Bear Stearns Access Fund V, L.P.	United States	1

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

Bear Stearns Access Fund VI, L.P.	United States	1
Bear Stearns Access Fund VII, L.P.	United States	1
Bear Stearns Private Equity Opportunity Fund II, L.P.	United States	1
Bear Stearns Fund of Hedge Funds Associates LLC	United States	100
BX, L.P.	United States	100
Bear Stearns Private Opportunity Ventures, L.P.	United States	1.07
Bear Stearns Venture Partners, L.P.	United States	100
BSAM Capital Investments Limited	England	100
Measurisk, LLC	United States	80
Bear Stearns Capital Markets Inc.	United States	100
Bear Stearns Alternative Assets II Inc.	United States	100
Bear Stearns Alternative Assets III Inc.	United States	100
Bear Stearns Global Alternative Assets International Limited	Cayman Islands	100
Bear Stearns Alternative Assets International Limited	Cayman Islands	100
Bear Stearns Caribbean Asset Holdings Ltd.	Barbados	100
Bear Stearns Corporate Lending Inc.	United States	100
Bear Stearns Equity Strategies RT LLC	United States	100
Bear Stearns Financial Products Inc.	United States	100
Bear Stearns Global Lending Limited	Cayman Islands	100
Bear Stearns International Funding I, Inc.	United States	100
Bear Stearns International Funding (Bermuda) Limited	Bermuda	50	(68)
Bear Stearns Overseas Funding Unlimited	England	100
Bear Stearns International Funding II, Inc.	United States	100
Bear Stearns Investment Products Inc.	United States	100
Aircraft Certificate Seller LLC	United States	100
Alpha Financing BS LLC	United States	100
Bear Stearns Irish Holdings Inc.	United States	100
Bear Stearns International Funding I S.à r.l.	Luxembourg	100
Bear Stearns International Funding II S.à r.l.	Luxembourg	100
Bear Stearns International Funding III S.à r.l.	Luxembourg	100
Bear Stearns Ireland Limited	Ireland	100
Bear Stearns Bank plc	Ireland	100
Bear Stearns Services Inc.	United States	100
Bear Stearns UK Holdings Limited	England	100
Bear Stearns Holdings Limited	England	100
Bear Stearns International Trading Limited	England	100
Bear, Stearns International Limited	England	100
Bear Strategic Investments Corp.	United States	100
Bear Stearns Singapore Holdings Pte Ltd	Singapore	100
Bear Stearns Singapore Management Pte. Ltd.	Singapore	100
Bear Stearns Financial Services (India) Private Ltd.	India	99.9999983	(69)
Bear UK Mortgages Limited	England	100
Rooftop Funding Limited	England	100
Rooftop Mortgages Limited	England	100
Bear, Stearns International Holdings Inc.	United States	100
Bear Stearns Hong Kong Limited	Hong Kong	99.999	(70)
Bear Stearns Asia Limited	Hong Kong	99.9999667	(71)
BSG Insurance Holdings Limited	England	93
Minster Insurance Company Limited	England	100
Bear, Stearns Netherlands Holding B.V.	Netherlands	100
Bear, Stearns Realty Investors, Inc.	United States	100
BSC Life Settlement Holdings, LLC	United States	100
Thyme Settlements Limited	Ireland	100
CL II Holdings LLC	United States	100
Commercial Lending II LLC	United States	99	(72)
Commercial Lending III LLC	United States	99	(73)
Community Capital Markets LLC	United States	100
Commercial Lending LLC	United States	99	(74)
Constellation Venture Capital II, L.P.	United States	0.89
Constellation Venture Capital Offshore II, L.P.	United States	0.56
eCAST Settlement Corporation	United States	100
EMC Mortgage Corporation	United States	100
EMC Mortgage SFJV 2005, LLC	United States	70
SFJV 2005, LLC	United States	70
Gregory/Madison Avenue LLC	United States	100

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

Indiana Four Holdings LLC	United States	99	(75)
Indiana Four LLC	United States	99	(76)
Madison Insurance Company, Inc.	United States	100
Madison Vanderbilt Holdings, LLC	United States	100
MV Partners Fund I, L.P.	United States	100
Max Recovery Australia Pty Limited	Australia	100
MAX Recovery Inc.	United States	100
MAX Flow Corp.	United States	100
Max Recovery Limited	England	100
MLP Investment Holdings, Inc.	United States	100
New Castle Holding, Inc.	United States	100
Plymouth Park Tax Services LLC	United States	100
Madison Tax Capital, LLC	United States	100
Principal Real Estate Funding Corporation Limited	England	100
Strategic Mortgage Opportunities REIT Inc.	United States	100
Max Recovery Canada Company	United States	100

(1)	OEP General Partner II, L.P. owns 0.1%
(2)	OEP Management LLC owns 0.1%
(3)	First Chicago Leasing Corporation owns 99.99%
(4)	JPMP Master Fund Manager, L.P. owns 20%
(5)	Ixe Banco, S.A., Institucion de Banca Multiple, Ixe Grupo Financiero owns 50%
(6)	JPMC Wind Assignor Corporation owns 50.005%
(7)	J.P. Morgan Financial Investments Limited owns 0.01%
(8)	J.P. Morgan International Finance Limited owns 0.00042485%
(9)	Highbridge Principal Strategies (UK) II, Ltd owns 50%
(10)	JPMorgan Asset Management Holdings Inc. owns 0.00002%
(11)	JPMorgan Asset Management (Asia) Inc. owns 0.0000002%
(12)	JPMorgan Asset Management (Europe) S.à r.l. owns 0.1%
(13)	JPMorgan Asset Management (Europe) S.à r.l. owns 0.01%
(14)	JPMorgan Asset Management Holdings (Luxembourg) S.à r.l. owns 0.03%
(15)	FNBC Leasing Corporation owns 99.99%
(16)	CPCC Massachusetts Business Trust owns 0.5%
(17)	Savings of America, Inc. owns 41.3725%
(18)	Stockton Plaza, Incorporated owns 32.4% and Irvine Corporate Center, Inc. owns 12.74%
(19)	Stockton Plaza, Incorporated owns 2.16%
(20)	Ahmanson Marketing, Inc. owns 1.4% and Commercial Loan Partners L.P. owns 25% and JPMorgan Chase Bank, National Association owns 25.8% and Savings of America, Inc. owns 15%
(21)	Easton Phase I SPE Corp. owns 1%
(22)	Easton Phase II SPE Corp. owns 1%
(23)	Chase Manhattan Holdings Limitada owns 0.4226%
(24)	J.P. Morgan plc owns 1%
(25)	First Data/Paymentech Canada Partner ULC owns 49%
(26)	J.P. Morgan International Inc. owns 0.008% and Chase Manhattan Overseas Finance Corporation owns 0.05%
(27)	Chase Manhattan Overseas Finance Corporation owns 0.01%
(28)	J.P. Morgan AG owns 0.2%
(29)	J.P. Morgan Overseas Capital Corporation owns 27.272% and J.P. Morgan International Inc. owns 0.001%
(30)	J.P. Morgan Chase International Holdings owns 21%
(31)	J.P. Morgan plc owns 27.07% and J.P. Morgan Securities Ltd. owns 27.29% and J.P. Morgan Whitefriars (UK) owns 9.62%
(32)	J.P. Morgan Securities Ltd. owns 35%
(33)	J.P. Morgan Capital Financing Limited owns 1.053%
(34)	J.P. Morgan Overseas Capital Corporation owns 0.2%
(35)	J.P. Morgan Overseas Capital Corporation owns 0.34%
(36)	J.P. Morgan International Finance Limited owns 0.01%
(37)	J.P. Morgan International Inc. owns 0.01%
(38)	J.P. Morgan International Finance Limited owns 1%
(39)	Fledgeling Nominees International Limited owns 0.2%
(40)	Fledgeling Nominees International Limited owns 0.0000001%
(41)	J.P. Morgan Holdings (Hong Kong) Limited owns 0.00001%
(42)	Fledgeling Nominees International Limited owns 44.286%
(43)	J.P. Morgan International Finance Limited owns 0.0000274%
(44)	Fledgeling Nominees International Limited owns 0.000003% and J.P. Morgan Holdings (Hong Kong) Limited owns 0.000003% and J.P. Morgan International Finance Limited owns 30.283423% and J.P. Morgan International Holdings Limited owns 19.616564% and J.P. Morgan Secretaries (B.V.I.) Limited owns 0.000003% and J.P. Morgan Securities (Far East) Limited owns 0.000003%
(45)	J.P. Morgan Overseas Capital Corporation owns 0.21%
(46)	J.P. Morgan Financial Investments Limited owns 0.01%
(47)	J.P. Morgan International Finance Limited owns 10%
(48)	J.P. Morgan Securities Asia Private Limited owns 13.75% and J.P. Morgan Indonesia Holdings (B.V.I.) Limited owns 42.5%
(49)	J.P. Morgan International Inc. owns 5%
(50)	J.P. Morgan International Holdings Limited owns 27.7%
(51)	Fledgeling Nominees International Limited owns 0.0001% and J.P. Morgan Holdings (Hong Kong) Limited owns 0.00001% and J.P. Morgan Securities (Far East) Limited owns 2.84613% and JPMorgan Securities Japan Co., Ltd. owns 10.77214%
(52)	Chase Manhattan Overseas Finance Corporation owns 0.00001%
(53)	Fledgeling Nominees International Limited owns 0.0001%
(54)	J.P. Morgan Overseas Capital Corporation owns 10.00001%
(55)	J.P. Morgan Luxembourg International S.à r.l. owns 14.957265%

(56)	J.P. Morgan Chase International Holdings owns 27.8374387%
(57)	Chase Manhattan Holdings Limitada owns 29.2735%
(58)	Vastera Bermuda, LLC owns 0.01%
(59)	Arroyo Power GP Holdings LLC owns 1%
(60)	Arroyo Power GP Holdings LLC owns 1%
(61)	J.P. Morgan Ventures Investment Corporation owns 0.01%
(62)	JPMorgan Special Situations Asia Corporation owns 0.0000005%
(63)	J.P. Morgan Capital Management Company, L.P. owns 0.5%
(64)	JPMREP General Partner, L.P. owns 0.1%
(65)	Bear Strategic Investments Corp. owns 40.37%
(66)	The Bear Stearns Companies LLC owns 99%
(67)	The Bear Stearns Companies LLC owns 99%
(68)	Bear Stearns International Funding II, Inc. owns 50%
(69)	Bear Stearns Singapore Holdings Pte Ltd owns 0.0000017%
(70)	The Bear Stearns Companies LLC owns 0.001%
(71)	The Bear Stearns Companies LLC owns 0.0000333%
(72)	CL II Management LLC owns 1%
(73)	CL III Management LLC owns 1%
(74)	NMTC Management LLC owns 1%
(75)	Bear Stearns N.Y., Inc. owns 1%
(76)	Bear Stearns N.Y., Inc. owns 1%